COMPANY CONTACTS:
Advanced Magnetics, Inc.                   Cytogen Corporation
Jerome Goldstein, CEO                      Michael Becker, CEO
 or Lisa Gordon, Director of Investor       or Stacy Shearer, Investor Relations
 Relations                                 (609) 750-8289
(617) 497-2070


FOR IMMEDIATE RELEASE
---------------------

              ADVANCED MAGNETICS' COMBIDEX(R) TO BE REVIEWED BY FDA
                       ONCOLOGIC DRUGS ADVISORY COMMITTEE

CAMBRIDGE, MA AND PRINCETON, NJ, (FEBRUARY 01, 2005) -- Advanced Magnetics, Inc. (Amex: AVM) and Cytogen Corporation (Nasdaq: CYTO) today announced that the U.S. Food and Drug Administration's (FDA) Oncologic Drugs Advisory Committee (ODAC) is scheduled to review the regulatory filing for Combidex(R), Advanced Magnetics' investigational molecular imaging agent, on March 3, 2005. The companies are jointly preparing for the upcoming ODAC meeting.

Combidex (ferumoxtran-10) consists of iron oxide nanoparticles for use in conjunction with magnetic resonance imaging (MRI) to aid in the differentiation of cancerous from non-cancerous lymph nodes. Clinical trials have demonstrated that MRI exams of lymph nodes using Combidex as part of staging cancer provide increased accuracy in the evaluation of lymph nodes as cancerous or non-cancerous. Combidex received an approvable letter, subject to certain conditions, from the FDA in June 2000. In September 2004, Advanced Magnetics submitted a complete response to the approvable letter, which was accepted by the FDA and assigned a user fee goal date of March 30, 2005.

Lymph nodes are frequently the site for metastases from several types of cancer. Lymph node imaging plays a role in staging patients and determining appropriate patient management. The imaging modalities currently used for imaging lymph nodes are computed tomography (CT) and MRI without contrast. CT and MRI cannot distinguish between nodes enlarged due to inflammation and enlarged cancerous nodes, nor can they identify cancerous nodes that are not enlarged. Therefore, the current practice is to assume that enlarged nodes (typically greater than ten millimeters in size) are cancerous and to perform biopsy or surgery to establish their true status. Clinical studies have demonstrated that Combidex only accumulates in macrophage cells associated with non-cancerous lymph node tissue and can therefore facilitate differentiation between cancerous nodes and other nodes. Combidex could enable doctors using MRI to have improved diagnostic confidence in differentiating between normal and cancerous lymph nodes, irrespective of node size.

ABOUT ODAC
The ODAC is a committee formed by the FDA of external experts to provide the FDA with independent opinions and recommendations in the evaluation of marketed and investigational drugs for use in the treatment of cancer. The ODAC is comprised of a core of voting members from the fields of general oncology, pediatric oncology, hematologic oncology, immunologic oncology, biostatistics and other related professions, as well as a consumer and patient representative.

ABOUT ADVANCED MAGNETICS
Advanced Magnetics, Inc. is a developer of superparamagnetic iron oxide nanoparticles used in

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pharmaceutical  products.  As a  leader  in its  field,  Advanced  Magnetics  is
dedicated  to  the   development  and   commercialization   of  its  proprietary
nanoparticle technology for use in therapeutic iron compounds to treat anemia, as well as novel imaging agents to aid in the diagnosis of cardiovascular disease and cancer. For more information about Advanced Magnetics, please visit the company's website at www.advancedmagnetics.com, the content of which is not part of this press release.

ABOUT CYTOGEN CORPORATION
Founded in 1980, Cytogen Corporation of Princeton, NJ is a product-driven biopharmaceutical company that develops and commercializes innovative molecules that can be used to build leading franchises across multiple markets. Cytogen's marketed products include QUADRAMET(R) (samarium Sm-153 lexidronam injection) and PROSTASCINT(R) (capromab pendetide) kit for the preparation of Indium In-111 capromab pendetide in the United States. Cytogen also has exclusive United States marketing rights to COMBIDEX(R) (ferumoxtran- 10) for all applications, and the exclusive right to market and sell ferumoxytol (previously Code 7228) for oncology applications in the United States. COMBIDEX, an investigational molecular imaging agent consisting of iron oxide nanoparticles, is currently being developed for use in conjunction with magnetic resonance imaging to aid in the differentiation of cancerous and non-cancerous lymph nodes, and is under review by the U.S. Food and Drug Administration. Cytogen's development pipeline consists of therapeutics targeting prostate-specific membrane antigen (PSMA), a protein highly expressed on the surface of prostate cancer cells and the neovasculature of solid tumors. Full prescribing information for the Company's products is available at http://www.cytogen.com or by calling 1-800-833-3533. For more information, please visit the Company's website at http://www.cytogen.com, which is not part of this press release.

FOR ADVANCED MAGNETICS
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and federal securities laws. Any statements contained in this press release that do not describe historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include the following:
(1) the convening and recommendation of an FDA advisory committee does not ensure approval or disapproval of Combidex; (2) the possibility that the division of medical imaging may not agree with the recommendations of the ODAC;
(3) the possibility that even though our response regarding Combidex was deemed complete by the FDA, the FDA could respond to this submission by issuing an additional approvable letter with additional conditions for approval or the FDA could issue a not approvable letter; (4) the ability to resolve final labeling for Combidex with the FDA; (5) the possibility that even though the FDA has assigned a user fee goal date of March 30, 2005, the FDA may not act by such date; (6) uncertainties regarding market acceptance of Combidex; (7) uncertainties relating to third-party reimbursements to us or our partners for Combidex when patients are prescribed Combidex; (8) uncertainties relating to our ability to continue to operate at commercial scale in compliance with FDA regulations and other applicable manufacturing requirements when producing Combidex; (9) uncertainties relating to patents and proprietary rights and other risks identified in our Securities and Exchange Commission filings. We caution readers not to place undue reliance on any forward-looking statements which speak only as of the date they are made. We disclaim any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

FOR CYTOGEN
This press release contains certain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21e of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this press release regarding Cytogen's strategy, future operations, financial position, future revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. Such forward-looking statements involve a number of risks and uncertainties and investors are cautioned not to put any undue reliance on any forward-looking statement. There are a number of important factors that could cause Cytogen's results to differ materially from those indicated by such forward-looking statements. In particular, Cytogen's business is subject to a number of significant risks, which include, but are not limited to: the risk of obtaining the necessary regulatory approvals; the risk of whether products result from development activities; the risk of shifts in the regulatory environment affecting sales of Cytogen's products such as third-party payor reimbursement issues; the risk associated with Cytogen's dependence on its partners for development of certain projects, as well as other factors expressed from time to time in Cytogen's periodic filings with the Securities and Exchange Commission (the "SEC"). As a result, this press release should be read in conjunction with Cytogen's periodic filings with the SEC. The forward-looking statements contained herein are made only as of the date of this press release, and Cytogen undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

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